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                                                                   Exhibit 23(i)


                               CONSENT OF COUNSEL

                              WT INVESTMENT TRUST I

We hereby consent to the use of our name and to the reference to our firm under
Item 15 - Investment Advisory and Other Services in Part B of the Registration Statement of WT Investment Trust I (Filing No. 811-08067) on Form N-1A , which is being filed with the Securities and Exchange Commission as Amendment No. 8.



                                        /s/ Pepper Hamilton LLP
                                        -------------------------------------
                                        Pepper Hamilton LLP
                                        Philadelphia, Pennsylvania
                                        December 19, 2002